SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [ X ]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)
(2))

[X] Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                                BURKE MILLS, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

                                       N/A

         2) Aggregate number of securities to which transaction applies:

                                       N/A

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                       N/A

         4) Proposed maximum aggregate value of transaction:

                                       N/A

         5) Total fee paid:

                                       N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

         1) Amount Previously Paid:

                                       N/A

         2) Form, Schedule or Registration Statement No.:

                                       N/A

         3) Filing Party:

                                       N/A

         4) Date Filed:

                                       N/A

-------------------------------------------------------------------------------


                                BURKE MILLS, INC.

-------------------------------------------------------------------------------








                          Notice of 2004 Annual Meeting

                                       and

                                 Proxy Statement






















-------------------------------------------------------------------------------

                                BURKE MILLS, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                      2004
===============================================================================

         The 2004 annual meeting of the shareholders of Burke Mills, Inc. ("the Company") will be held at the executive offices of the Company, 191 Sterling Street N.W., Valdese, North Carolina, at 2:00 P.M. on Tuesday, May 18, 2004, for the following purposes:


         (1) To elect seven directors to serve until the next annual meeting of the shareholders and until their successors shall be elected and shall qualify.

         (2) To transact such other business as may properly come before the meeting or any adjournments thereof.


         The close of business on March 31, 2004 has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at said meeting.

         Management hopes all shareholders can attend this meeting. Whether or not you expect to be present, you are requested to date and sign the enclosed proxy and return it promptly in the enclosed envelope. The proxy will be returned to any shareholder who attends the meeting and requests such return.



                         By order of the Board of Directors
                         Pender R. McElroy
                         Secretary of Burke Mills, Inc.

April 12, 2004

                             ======================

                                 PROXY STATEMENT

                             ======================



                              Annual Meeting of the
                        Shareholders of Burke Mills, Inc.
                              to be held May 18, 2004
                            ------------------------


SOLICITATION AND REVOCATION OF APPOINTMENT OF PROXY
---------------------------------------------------
         The enclosed appointment of proxy is solicited by the Board of Directors of Burke Mills, Inc. ("the Company"). It is revocable upon receipt of written notice of revocation by the Secretary of the Company at any time before it is exercised. If the enclosed appointment of proxy is signed and returned, the shares covered by the appointment will be voted at the meeting (and all adjourned sessions).

         The cost of soliciting appointments of proxy will be borne by the Company, and such costs are not expected to exceed an amount normally expended for a solicitation for an election of directors in the absence of a contest and costs represented by salaries and wages of regular employees and officers, who will carry out any solicitations to be made, which amount is not expected to exceed $5,000.00.

         The mailing address of the principal executive offices of the Company is:

                          Burke Mills, Inc.
                          Post Office Box 190
                          Valdese, North Carolina 28690

         The approximate date on which the proxy statements and proxy cards are first sent or given to shareholders is April 16, 2004.


VOTING RIGHTS
-------------
         The holders of stock of the Company on March 31, 2004 are the only shareholders entitled to notice of and to vote at the annual meeting of shareholders on May 18, 2004 and at any adjournments thereof. On March 31, 2004 (the record date) there were 2,741,168 shares of stock outstanding and entitled to vote. Each share of stock is entitled to one vote.

VOTING PROCEDURES
-----------------
         If a majority of the shares of the Company issued and outstanding are present at the meeting in person or by proxy, a quorum will exist.

         Each shareholder entitled to vote shall have the right to cast one vote per share outstanding in the name of such shareholder (a) on the motion before the body or (b) as to election of directors, for each nominee for each directorship to be filled. For a motion to pass, the votes cast in favor of the motion must exceed the votes cast against the motion. Directors are elected by a plurality of the votes cast; the nominees with the largest number of votes will be elected up to the maximum number of directors to be elected (which is seven).

         Votes by proxy will be tabulated by Wachovia Bank, National Association, the stock transfer agent for the Company. The votes by proxy will be cast at the meeting by the proxy holders. Any shareholder may vote in person at the meeting if no appointment of proxy has been made or if the appointment is revoked. Votes will be tabulated by the secretary of the Company.

         Under North Carolina law and under the articles of incorporation and bylaws of the Company, abstentions and broker non-votes have no effect since a majority of the votes cast will carry a motion and directors are elected by a plurality of the votes cast.


SUBSTANTIAL SHAREHOLDERS
------------------------
         As of March 31, 2004 the following persons are the only persons known to the Company to be the beneficial owners of more than five percent of the common stock of the Company (the only voting securities of the Company):

Title of     Name and Address of     Amount and Nature of        Percent
Class        Beneficial Owner        Beneficial Ownership       of Class
--------     --------------------    ---------------------      ----------
Common       Naseus, Inc.               1,443,329 shares           52.7%
Stock        Flat 72, Building 383         (Direct)
             Road 1912
             Manama Town 319, Bahrain

Common       Humayun N. Shaikh          1,443,329 shares           52.7%
Stock        Nafees Cotton Mills, Ltd.    (Indirect)
             Ismail Aiwan-i-Science
             Shahrah-i-Jalaluddin Roomi
             Lahore - 54600, Pakistan

Title of     Name and Address of     Amount and Nature of         Percent
Class        Beneficial Owner        Beneficial Ownership         of Class
--------     --------------------    ---------------------        ---------
Common       Robert E. Bell, III,          232,200 shares          8.47%
Stock        Administrator CTA of          (Indirect)
             the Estates of
             Robert E. Bell, Jr.
             and Andrea G. Bell
             P.O. Box 3007
             Hickory, NC 28603

         The shares beneficially owned by Humayun N. Shaikh are shares owned of record by Naseus, Inc. Naseus, Inc., a Panamanian corporation, holds 1,443,329 shares of the Company's stock. Naseus, Inc. is a holding company for business interests and does not conduct any active operations. Mr. Humayun Shaikh is the owner of all the stock of Naseus, Inc.

         The Company is informed and believes that Robert E. Bell, Jr. and Andrea G. Bell, husband and wife, owned 232,200 shares of the Company's common stock as joint tenants with the right of survivorship. On August
31, 2003, Mr. and Mrs. Bell died simultaneously in a plane crash. The Company is informed and believes that 116,100 shares of said stock are now held by Robert E. Bell, III, Administrator CTA of the Estate of Robert E. Bell, Jr., and 116,100 shares are held by Robert E. Bell, III, Administrator CTA of the Estate of Andrea G. Bell.

         The Company is informed and believes that as of March 1, 2004 Cede & Co. held 1,104,071 shares of the Company (40.3%) as nominee for Depository Trust Company, 55 Water Street, New York, New York 10004, that Cede & Co. and Depository Trust Company both disclaim any beneficial ownership thereof, and that such shares are held for the account of numerous other persons, no one of whom is believed to beneficially own five percent or more of the common stock of the Company, except for the stock owned by the Administrator, CTA of the Estates of Robert E. Bell and Andrea G. Bell.


ELECTION OF DIRECTORS
---------------------
         Seven directors are to be elected at the annual meeting of shareholders to be held on May 18, 2004. Directors are to be elected to serve until the next annual meeting of shareholders and until their successors shall be elected and shall qualify.

         The enclosed proxy will be voted in favor of the election of the following nominees as directors:

                                           Amount (Shares)
                                           and Nature of
           Name            Principal       Beneficial              Percent
(Age)(Year lst Elected)    Occupation      Ownership               of Class
-----------------------    -----------     -------------------     ----------
    Humayun N. Shaikh      Chairman of      1,443,329              52.7%
    (61)      (1978)       the Company     (Direct and Indirect)

    Thomas I. Nail         President of         7,000              0.26%
    (56)      (2000)       the Company     (Direct)

    William T. Dunn        Retired              7,000              0.26%
    (70)      (1996)                       (Direct)


    Robert P. Huntley      Chairman,          120,000               4.4%
    (66)      (1993)       Secretary       (Direct)
                           and Treasurer,
                           Timber Ridge Lumber Co.
                           Hickory, NC

    Robert T. King         Retired                  0               0.0%
    (77)      (2001)

    Richard F. Byers       Executive Vice       6,000              0.22%
    (65)      (2001)       President of the Company

    Aehsun Shaikh          Director,                0               0.0%
    (31)      (1999)       Nafees Cotton Mills, Ltd. and
                           Legler- Nafees Denim Mills, Ltd.
                           Lahore, Pakistan


         All nominees are incumbents.

         "Direct" ownership means ownership as record owner. "Indirect" ownership means beneficial ownership other than as record owner.

         Mr. Humayun Shaikh serves as a director of Nafees Cotton Mills, Ltd (engaged in synthetic yarn spinning) of Lahore, Pakistan, and has so served for more than the past five years. Until 1994 he was a director of Colony Textile Mills, Ltd. (engaged in spinning and weaving of yarn and dyeing and printing of fabric) and of National Security Insurance Co., Ltd. (engaged in the writing of property and casualty insurance) both of Lahore, Pakistan, and so served for more than the five years prior to 1994. Mr. Shaikh devotes approximately 75% of his time to the management of the Company. Mr. Shaikh served as President of the Company from January 1981 until May 1992, when he became Chairman.

         Mr. Nail was appointed on May 15, 2000 as, and now serves as, President and Chief Operating Officer of the Company. Prior to that time, Mr. Nail was Vice President-Finance of the Company, having assumed that office a second time in June 1997. From March 1994 to June 1997, Mr. Nail was Chief Financial Officer, Secretary and Treasurer of Alba Waldensian, Inc., Valdese, NC, a manufacturer of women's intimate apparel and health products. From September 1987 to March 1994, Mr. Nail was Vice President-Finance of the Company. Prior to 1987, Mr. Nail held accounting and controller positions with several companies.

         Mr. Huntley serves as Chairman, Secretary and Treasurer of Timber Ridge Lumber Company, Inc., a supplier of hardwood lumber to the furniture industry. Mr. Huntley has served in this capacity since 1996. He also has business interests in other areas including real estate. Mr. Huntley is licensed as a certified public accountant. Mr. Huntley is a member of the board of directors of United Community Bancorp, a public company having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

         Mr. Dunn is retired. From 1978 to 1986 Mr. Dunn was Executive Vice President and a member of the Board of Directors of E. F. Hutton and Company, having responsibility for trading, marketing, research and syndication of all fixed income products to institutional clients. From 1986 to 1991 Mr. Dunn was Senior Managing Director with Bear Stearns and Company. From 1991 until January 1995 Mr. Dunn was Managing Director of PaineWebber, Inc. In these latter two positions, Mr. Dunn had responsibility for trading, marketing, research and syndication of fixed income products to institutional clients in the international market.

         Mr. King is retired. From 1952 to 1969 Mr. King was President and part owner of Collins Yarn Processing, Inc. in Hickory, NC, a dye house. From 1969 to 1985, Mr. King was manager of the dye house division of the yarn division of Collins & Aikman, Inc. in Hickory, NC.

         Mr. Byers is Executive Vice President of the Company, having been appointed to that position on May 15, 2000. Prior to then Mr. Byers was Vice President-Sales of the Company, having assumed that office in December 1978. Mr. Byers served as production control manager of the Company from 1968 to December 1978.

         Mr. Aehsun Shaikh is a director (a management position) of Nafees Cotton Mills, Ltd. since 1993 and of Legler-Nafees Denim Mills, Ltd. since 1999. Mr. Shaikh is the son of Humayun Shaikh, Chairman of the Board of the Company.

         The Board of Directors of the Company met three times during the fiscal year ended January 3, 2004. Mr. Aehsun Shaikh attended none of those meetings. Mr. Shaikh attended two of those meetings.

BOARD COMMITTEES
----------------
         The Board of Directors of the Company has two standing committees - Audit and Compensation.

         The Audit Committee is established in accordance with Title 15, U.S. Code, Section 78(c)(58)(A). Mr. Huntley, Mr. Dunn and Mr. King serve on the Audit Committee. The Audit Committee met twice during the last fiscal year. The duties of the Audit Committee are to review the work of the Company's auditors and to confer with the auditors on matters concerning the annual audit. The Board of Directors of the Company has adopted a written charter for the Audit Committee. A current copy of the charter is available to security holders on the Company's web site at www.burkemills.com. A copy of the charter was included as an appendix to the Company's proxy statement for the annual meeting held in May 2001. Management believes that the members of the Audit Committee of the Company are independent as defined by Rule 4200(a)(14) of the Marketplace Rules of the National Association of Securities Dealers.

         Mr. Huntley, Mr. Dunn and Mr. Shaikh serve on the Compensation Committee. The Compensation Committee did not meet during the last fiscal year. The duties of the Compensation Committee are to review, and advise the board on, the compensation of the Chairman and Chief Executive Officer of the Company and the other executive officers of the Company.

AUDIT COMMITTEE FINANCIAL EXPERT
--------------------------------
         The Board of Directors of the Company has determined that the Board's Audit Committee has at least one Audit Committee financial expert serving on the Committee. The name of that expert is Robert P. Huntley. Mr. Huntley is independent as said term is defined in Rule 4200(a)(14) of The Marketplace Rules of the National Association of Securities Dealers.

AUDIT COMMITTEE REPORT
----------------------
         The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended January 3, 2004.

         The Audit Committee has discussed with the independent auditors of the Company the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380), as it may be modified or supplemented.

         The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as it may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence.

         Based on the review and discussions specified above, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended January 3, 2004.

         The members of the Audit Committee are:

                                  Robert P. Huntley
                                  William T. Dunn
                                  Robert T. King

NOMINATING COMMITTEE
--------------------
         The Board of Directors does not have a standing Nominating Committee. The Board is of the view that it is appropriate for the Company not to have such a committee in view of the fact that the size of the Board of Directors (seven members) is relatively small, there has historically been relatively little turnover on membership of the Board of Directors, and if and when a new member of the Board of Directors becomes necessary, all board members will have input into the nomination decision.

COMMUNICATIONS TO THE BOARD
---------------------------
         The Company's Board of Directors has not formally adopted a process for security holders to send communications to members of the board. The board has not adopted a process for such communications since, to the knowledge of the members of the Board of Directors, it was not thought that such a process was necessary. Any communication addressed to a member of the board and sent to the office of the Company will be promptly and directly sent to such board member or members by management of the Company. Management of the Company anticipates bringing to the board at its next meeting consideration of a formal process for security holders to send communications to the board.

ATTENDANCE OF BOARD MEMBERS AT ANNUAL MEETINGS
----------------------------------------------
         The Company does not have a policy with regard to attendance by board members at annual meetings. Mr. Humayun N. Shaikh and Mr. Aehsun Shaikh were absent from the annual meeting of shareholders held on May 20, 2003. Mr. Humayun N. Shaikh had been present on the premises of the Company just prior to the beginning of the board meeting but had to make an emergency visit to a physician, and such emergency visit was the cause of his absence from the meeting.

STOCK OWNED BY OFFICERS
-----------------------
         As of March 31, 2004, the common stock of the Company (the only class of equity securities of the Company) beneficially owned by the chief executive officer, Humayun N. Shaikh, by the three most highly compensated executive officers other than Mr. Shaikh, and by all officers and director nominees as a group is as follows:

                                   Amount (Shares)
                                    and Nature of              Percent
Name/Group                      Beneficial Ownership           of Class
-----------------             ------------------------       -----------
Humayun N. Shaikh                       1,443,329                52.7%
Chairman and CEO                        Indirect

Thomas I. Nail                           7,000                    0.26%
President and COO                       Direct

Richard F. Byers                         6,000                    0.22%
Executive Vice President                Direct

William E. Singleton                         0                      ---
Vice President-Manufacturing

All officers and director               1,583,429                57.8%
nominees as a group                     (Direct and
(9 persons)                             Indirect)


EXECUTIVE OFFICERS OF THE COMPANY
---------------------------------
         All executive officers of the Company are serving until the next annual meeting of directors and until their successors have been duly elected and qualified. The current officers of the Company, in addition to Humayun N. Shaikh, Thomas I. Nail and Richard F. Byers, are as follows:

         William E. Singleton (age 54) is Vice President-Manufacturing of the Company. Mr. Singleton began employment with the Company on June 20, 2000 as Vice President-Manufacturing. Prior to that time, Mr. Singleton was a superintendent with Grover Industries, Inc. in Grover, NC (a yarn manufacturer and dyer) for three years, a general manager with Doran Textiles, Inc. in Shelby, NC (a manufacturer of yarn, a weaver and a yarn dyer) for three years. Prior to that time, Mr. Singleton was a superintendent of dyeing at J. P. Stevens Co. in Greenville, South Carolina, and a technical manager with M. Lowenstein and Co. in Lyman, South Carolina.

         Pender R. McElroy (age 63) is Secretary of the Company, having assumed that office in April 1981. Mr. McElroy is a member of the law firm of James, McElroy & Diehl, P.A., Charlotte, NC, legal counsel for the Company.

         Michael B. Smith (age 46) is Assistant Secretary of the Company, having assumed that office in May 1985. Mr. Smith has been employed by the Company as a cost accountant since 1978.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
------------------------------------------------
         All plan and non-plan compensation awarded to, earned by, or paid to the chief executive officer, Humayun N. Shaikh, Thomas I. Nail and Richard F. Byers for the past three fiscal years is shown in the following table:

                           SUMMARY COMPENSATION TABLE

                               Annual Compensation
                               -------------------
Name and                                        Other Annual      All Other
Principal Position  Year   Salary     Bonus     Compensation      Compensation
-------------------------------------------------------------------------------

Humayun N. Shaikh   2001  $210,000      0           $258             0
Chairman and CEO    2002  $210,000      0           $258             0
                    2003  $210,000      0           $396             0

Thomas I. Nail      2001  $149,858    $45,000       $786             0
President and COO   2002  $150,000      0           $912             0
                    2003  $150,000      0           $900             0

Richard F. Byers    2001  $104,592    $31,500       $600             0
Executive Vice      2002  $104,988      0           $615             0
President           2003  $104,988      0           $609             0

         There is no executive officer of the Company other than those named above whose total annual salary and bonus exceeded $100,000 for the last completed fiscal year.

         The category of Other Annual Compensation for Mr. Shaikh, Mr. Nail and Mr. Byers represents the annual premium on group life insurance for each of them on the amount in excess of $50,000 of coverage and the nonbusiness portion of use of a company owned automobile by Mr. Nail and Mr. Byers.

         The Company has no long-term compensation arrangements with its executive officers. The Company maintains no defined benefit or actuarial plan. The Company maintains a 401(k) Plan of which all eligible employees are participants.

         Directors who are employed by the Company are not compensated for services as directors. Directors not employed by the Company receive compensation for board service of $2,000 per quarter, payable at the end of the quarter, and $1,000 for each board meeting and each committee meeting (if such committee meeting is not combined with or occurs on a day when there is no board meeting). Mr. Humayun

Shaikh receives reimbursement for actual travel expenses incurred while traveling for the Company.

         Robert P. Huntley, William T. Dunn and Robert T. King served as members of the Compensation Committee of the Board during 2003. None was or is an officer or employee of the Company.

         The policy of the Board of Directors for compensation of the Chief Executive Officer and the other executive officers has been and is to compensate those officers at a level as close to what the Board believes is competitive in the textile industry for companies of comparable size and geographic location (the piedmont area of North and South Carolina).

         The members of the Compensation Committee of the Company are:

                                 Robert P. Huntley
                                 William T. Dunn
                                 Humayun N. Shaikh


TRANSACTIONS WITH RELATED PARTIES
---------------------------------
         The Company pays Nafees Cotton Mills,  Ltd.  (Nafees)  $24,000 annually toward the expense of maintaining and operating an office for the Company in Pakistan. The Company may from time to time purchase yarn from Nafees. During the fiscal year ended January 3, 2004, the Company has not purchased yarn from Nafees. As of March 15, 2004, it is not known whether the Company will purchase additional yarn from Nafees, although such purchases could reasonably be anticipated. Mr. Humayun N. Shaikh and Mr. Aehsun Shaikh are directors of Nafees Cotton Mills, Ltd., and Mr. Humayun N. Shaikh and his family control a majority of the stock of Nafees.

COMPARATIVE SHAREHOLDER RETURN
------------------------------
         The graph which follows compares the yearly percentage change in the Company's cumulative shareholder return on its common stock with the cumulative total return of (a) all United States companies traded on the NASDAQ stock market and (b) 15 companies traded on the NASDAQ stock market which carry NASDAQ Standard Industrial Classification (SIC) Code 22, being companies producing textile mill products (which is an index published by the Center for Research in Security Prices of the University of Chicago Graduate School of Business, Chicago, Illinois.) A list of the 15 companies will be provided to any shareholder upon written request.

[Explanation of graph for purposes of electronic filing with the Securities and Exchange Commission. Original graph not filed electronically.]

         The performance graph shows dollar figures from $0 through $300 along the left side of the graph. Along the base of the graph, the starting point is December 31, 1998, and the graph is divided into five main segments, each representing the Company's fiscal years from 1999 through 2003, and each of the five segments is divided into 12 sections representing the twelve months of the year. There are four lines on the graph:

(1) One line is a level undeviated line over the five-year period which begins and ends at the $100 level.

(2) There is a solid line showing the total returns index for Burke Mills, Inc.

(3) A broken line showing the total returns index for all the U.S. companies on the NASDAQ stock market.

(4) Another broken line showing the total returns index for 15 NASDAQ stocks carrying the NASDAQ standard industrial classification code 22.

The legend on the graph indicates as follows:
                                     Legend

CRSP Total
Returns           12/31/98   12/31/99   12/29/00   12/28/01   12/29/02 1/2/04
Index for:        --------   --------   --------   --------   -------- ------
----------

Burke Mills, Inc.  100.0        65.9       15.9       16.0       25.5    38.2

NASDAQ Stock
Market (U.S.
Companies)         100.0       185.4      111.8       90.4       61.9    91.9

NASDAQ Stock
(SIC 2200-2299
U.S. Companies)
Textile mill
products           100.0        89.9      105.7      107.3       80.4   129.4

Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.00 on December 31, 1998.

STOCK OPTIONS
-------------
         No officer or director of the Company was granted, exercised or realized any stock appreciation rights, options or warrants during the fiscal year ended January 3, 2004.


DISCRETIONARY AUTHORITY
-----------------------
         The proxy being solicited confers, and the holders of each proxy shall have, discretionary authority to vote with respect to any of the following matters:

         (1) Matters of which the Company did not have notice by March 16, 2004.

         (2) In the case in which the Company has received timely notice in connection with an annual meeting of shareholders, if the Company includes in the proxy statement advice on the nature of the matter and how the Company's proxy holders intend to exercise their discretion to vote on each matter. There are certain stipulations on the right to discretionary voting authority on such matters spelled out in Rule 14A-4I(2) of the Rules of the Securities and Exchange Commission.

         (3) Approval of the minutes of the prior meeting but such approval shall not amount to ratification of the action taken at that prior meeting.

         (4) The election of any person to any office for which a bona fide nominee is named in the proxy statement and such nominee is unable to serve or for good cause will not serve.

         (5) Any proposal omitted from the proxy statement and form of proxy pursuant to Rule 14a-8 or Rule 14a-9 of the Rules of the Securities and Exchange Commission.

         (6) Matters incident to the conduct of the meeting.


INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------
         It has been the custom of the Company for the Board of Directors to select the independent public accounting firm for the Company each year at its annual meeting following the annual meeting of shareholders. Therefore, no accounting firm is being recommended to or selected at this annual meeting of shareholders. BDO Seidman, LLP is the independent public accounting firm for the Company and has audited the books of the Company for the fiscal year ended January 3, 2004. It is expected that a representative from BDO Seidman, LLP will be present at the annual shareholders meeting. That representative will have the opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions.

CHANGES IN INDEPENDENT PUBLIC ACCOUNTANTS
-----------------------------------------
         In late September 2003, Cole, Samsel & Bernstein LLC of Lodi, New Jersey, the independent public accountants engaged for many years by the Company as the principal accountant to audit the Company's financial statements gave notice to the Company that the firm would be resigning as the independent public accountants for the Company. The reason stated for the impending resignation was that Cole, Samsel & Bernstein LLC is declining to serve as the independent public accountants for companies with securities registered with the Securities and Exchange Commission. The Audit Committee and management of the Company engaged BDO Seidman, LLP as the new independent public accountants for the Company on January 15, 2004.

         The report of Cole, Samsel & Bernstein LLC on the financial statements of the Company for either of the past two fiscal years did not contain an adverse opinion nor a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and during the subsequent interim periods preceding the resignation of the accounting firm, there were not any disagreements with the former accounting firm on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         Neither the Audit Committee of the Board of Directors nor the Board of Directors of the Company recommended any change in the accounting firm for the Company.

         During the Company's two most recent fiscal years and the subsequent interim periods preceding the resignation of the accounting firm, the accounting firm did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist; the accounting firm did not advise the Company that any information had come to the attention of the accounting firm that lead it to no longer be able to rely on management's representations or that made it unwilling to be associated with the financial statements prepared by management; the accounting firm has not advised the Company of the need to expand significantly the scope of its audit nor that information has come to the attention of the accounting firm during the stated time period that, if further investigated, might (a) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (b) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements, and there was no connection between the resignation of the accounting firm and the scope of the audit or further investigation of the accounting firm; the accounting firm has not advised the Company that any information has come to the attention of the accounting firm that it has concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements or (b) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the satisfaction of the accounting firm, would prevent it from rendering an unqualified audit report on those financial statements), and there was no issue to be resolved to the satisfaction of the accounting firm prior to its resignation.

         Attached to this proxy statement is a letter addressed to the Securities and Exchange Commission from Cole, Samsel & Bernstein, LLC, provided to the Company, stating that Cole, Samsel & Bernstein, LLC agrees with the statements made by the Company in this proxy statement.


AUDIT FEES
----------
         The aggregate fees billed for the fiscal year ended December 28, 2002 by Cole, Samsel & Bernstein, LLC, the independent public accounting firm then retained by the Company, for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal year were $51,450.00.

         During the fiscal year ended January 3, 2004, the aggregate fees billed during that fiscal year by Cole, Samsel & Bernstein, LLC, the independent public accounting firm then retained by the Company, for review of the Company's Forms 10-Q filed for the first, second and third quarters of said fiscal year were $19,000.00.

         For the fiscal year ended January 3, 2004, BDO Seidman, LLP is the independent public accounting firm retained by the Company to audit the Company's annual financial statements for that fiscal year. The anticipated fees to be billed for such services by BDO Seidman, LLP are $45,000.00.


AUDIT RELATED FEES
------------------
         No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that were reasonably related to the performance of the audit or review of the Company's financial statements which are not reported in the section above entitled "Audit Fees."


TAX FEES
--------
         No fees were billed in either of the last two fiscal years for professional services rendered by the principal accountant of the Company for tax compliance, tax advice or tax planning.


ALL OTHER FEES
--------------
         In the fiscal year ended December 28, 2002, Cole, Samsel & Bernstein, LLC, then the principal accountant for the Company, billed the Company $18,000.00 for products and services provided by Cole, Samsel & Bernstein, LLC other than the services reported under the section above entitled "Audit Fees." Those services consisted of auditing and report preparation with respect to the Company's Savings and Retirement Plan and Trust (401(k) Plan), preparation of state and federal corporate tax returns for the Company and miscellaneous services.

         In the fiscal year ended January 3, 2004, Cole, Samsel & Bernstein, LLC, then the principal accountant for the Company, billed the Company $18,000.00 for products and services provided by Cole, Samsel & Bernstein, LLC other than the services reported under the section above entitled "Audit Fees." Those services consisted of auditing and report preparation with respect to the Company's Savings and Retirement Plan and Trust (401(k) Plan), preparation of state and federal corporate tax returns for the Company and miscellaneous services.

         BDO Seidman, LLP has not yet billed the Company for other services rendered with respect to the fiscal year ended January 3, 2004.

         The Company was billed $23,900.00 by PricewaterhouseCoopers, LLP for conversion to United States Generally Accepted Accounting Principles of the audit financial statements of Fytek, S.A.de C.V. ("Fytek"), a Mexican corporation in which the Company owns 49.8% of the stock and 50% of the voting control, attributable to the fiscal year of Fytek ended December 31, 2003. The fees billed by PricewaterhouseCoopers, LLP, for such services for the fiscal year ended December 28, 2002 were $21,850.00. The financial statements of Fytek are filed as a part of the Company's annual report to the Securities and Exchange Commission on Form 10-K.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
-------------------------------------------------------
         To the knowledge of the Company, all directors, officers and beneficial owners of more than ten percent of the common stock of the Company and other persons required to so file did file on a timely basis the reports required by
Section 16(a) of the Securities Exchange Act of 1934.


PROPOSALS OF SHAREHOLDERS
-------------------------
         Any proposals of shareholders intended to be presented at the 2005 annual meeting of the shareholders, now scheduled for May 17, 2005, must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting not later than January 1, 2005. Any matter submitted as a shareholder proposal will be considered untimely if presented after January 1, 2005. Any such proposal must be received at the principal executive offices of the Company.

FORM 10-K
---------
         THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 1O-K, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED JANUARY 3, 2004. SUCH REQUEST SHOULD BE DIRECTED TO THOMAS I. NAIL, BURKE MILLS, INC., P. O. BOX 190, VALDESE, NORTH CAROLINA 28690.

                          COLE, SAMSEL & BERNSTEIN LLC
                          Certified Public Accountants







                                 March 24, 2004


Securities and Exchange Commission
Washington, DC 20549




Re: Burke Mills, Inc.


Dear Sir/Madam:

         Please be advised that our firm has reviewed the section from the proxy statement of Burke Mills, Inc., entitled "Changes in Independent Public Accountants," which proxy statement is to be filed with the SEC in connection with the annual meeting of shareholders of Burke Mills, Inc. on May 18, 2004. We are in agreement in all respects with the disclosures as contained in said section.

                                      Sincerely yours,

                                      s/Howard Bernstein

                                      By: Howard Bernstein
                                      Cole, Samsel & Bernstein LLC

HB/ay
Enc.









72 Essex Street o Lodi o NJ 07644 o (201)368-9300 o FAX:(201)368-9069 o
www.csbcpas.com

            [Specimen of proxy card for purposes of electronic filing
                  with the Securities and Exchange Commission]

                                BURKE MILLS, INC.

                              APPOINTMENT OF PROXY

                  Annual Meeting of Shareholders, May 18, 2004

         The undersigned shareholder hereby appoints Humayun N. Shaikh, Chairman of the Board of the Company, Thomas I. Nail, President of the Company, and Richard F. Byers, Executive Vice President of the Company, with full power of substitution, the lawful attorneys, agents and proxies of the undersigned to vote all shares of Burke Mills, Inc. held by the undersigned with respect to the election of directors, at the Annual Meeting of its shareholders to be held at 2:00 P.M. on May 18, 2004, at the executive offices of the Company in Valdese, North Carolina, and all adjourned sessions thereof, with all the powers the undersigned would possess if personally present at such meeting, and upon the following matters:

         1. The election of the following persons who will be nominated to serve as directors:

        Humayun N. Shaikh         Robert P. Huntley          Richard F. Byers
        Thomas I. Nail            William T. Dunn            Aehsun Shaikh
        Robert T. King

         INSTRUCTIONS: You May Withhold Authority To Vote For Any Nominee By Lining Through Or Otherwise Striking Out The Name Of Any Nominee. If You Execute This Proxy In Such A Manner As Not To Withhold Authority To Vote For The Election Of Any Nominee, This Proxy Shall Be Deemed To Grant Such Authority.

         2. Such other business and matters as may be brought before the meeting or any adjournments thereof, including any matters which are not known or anticipated a reasonable time before the solicitation.

         The shares represented by this proxy will be voted as directed by the shareholder. If the person solicited specifies that authority to vote for a nominee for director be withheld, the shares will be voted in accordance with such specification. If no direction is given, the shares will be voted FOR all nominees for director. To be voted, the proxy must be received prior to the meeting.

         This Appointment of Proxy Confers Upon the Holders Discretionary Authority To Vote On The Matters Specified In The Proxy Statement Under The Heading "Discretionary Authority."

         This Appointment of Proxy is Solicited By The Board of Directors Of The Company.

                           Dated:_________________________, 2004


                           --------------------------------------
                           Signature of Shareholder

                          (Please Sign exactly as name appears on this proxy.
                           Executors, Trustees, etc. should give full title).